SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 18, 2005
                                  -------------

                                SECURELOGIC CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                     000-28099                 86-0866757
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                                 40 WALL STREET
                                   58TH FLOOR
                               NEW YORK, NY 10005
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (866) 838-1102

                             MONTEREY BAY TECH, INC.
               ---------------------------------------------------
                            Registrant's Former Name

Item 4.01 Changes in Registrant's Certifying Accountant.

Effective July 15, 2005, Stonefield Josephson, Inc. ("Stonefield Josephson") resigned as the Company's independent auditors, and the Board of Directors of the Company approved the engagement of Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, as its independent auditors for the fiscal year ended December 31, 2005. The Company did not consult with Brightman Almagor & Co. on any matters prior to their retention regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

Stonefield Josephson audited the Company's financial statements for fiscal year ended December 31, 2004. Stonefield Josephson's report on our financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principle. Since January 31, 2005, the date that Stonefield Josephson was engaged as the Company's independent auditors, which was the subject of the Company's Current Report filed on Form 8-K on February 4, 2005 and through July 15, 2005, the date of cessation of Stonefield Josephson as the Company's independent auditor, there have been no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stonefield Josephson would have caused them to make reference thereto in their report on the financial statements for such years.

During the most recent fiscal year and through July 15, 2005, there have been no reportable events as outlined in Regulation S-B Item 304 (a)(1)(iv), other than as follows: In Item 8Aof its Annual Report on Form 10-KSB/A for the year ended December 31, 2004, and in Item 3 of its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005, the Company identified a material weakness in internal controls over the application of certain generally accepted accounting principles within the financial reporting process because the Company lacked sufficient complement of personnel with a level of financial expertise commensurate with the Company's financial reporting requirements. This material weakness contributed to the following individual material weaknesses: (a) the Company lacked segregation of accounting duties since the sale of their operating subsidiaries in April 2004. As a result, the part-time Chief Financial Officer has made all accounting entries, reviewed all accounting entries and reported on the financial results and (b) the Company had significant accounting adjustments for the year ended December 31, 2004 and the quarter end March 31, 2005 to the accounting records and financial reports

There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

The Company has requested that Stonefield Josephson furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

In response to the Company's request, Stonefield Josephson has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 18, 2005, was included as Exhibit 16 to the Form 8-K filed by the Company on July 21, 2005.

Item 9.01 -- Financial Statements and Exhibits

(c)   Exhibits

Exhibit 16 -- Letter dated July 18, 2005 from Stonefield Josephson to the Securities and Exchange Commission (included in Form 8-K filed on July 21,
2005).

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SecureLogic Corp.
                                        -----------------------------------
                                        (Registrant)


Date: July 26, 2005                     /s/ Gary Koren
                                        -----------------------------------
                                        Gary Koren, Chief Executive Officer

Exhibit Index

Exhibit No        Description
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16                Letter of Stonefield Josephson dated July 18, 2005 (included in Form 8-K filed on July 21, 2005)